UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 19, 2013

Date of Report

(Date of earliest event reported)

First Federal Bancshares of Arkansas, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1401 Highway 62-65 North, Harrison, Arkansas	72601
(Address of principal executive offices)	(Zip Code)

(870) 741-7641

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On December 19, 2013, the board of directors of First Federal Bancshares of Arkansas, Inc. (“First Federal”) established a meeting date and a record date for the special meeting of shareholders of First Federal to consider and vote upon, among other things, a proposal to adopt the previously announced Agreement and Plan of Merger, dated July 1, 2013, by and among First Federal and First National Security Company (“FNSC”) and a proposal to increase the authorized shares of common stock of First Federal from 30,000,000 to 100,000,000, as more fully described in a registration statement on Form S-4 (File No. 333-190845) filed with the Securities and Exchange Commission (the “SEC”).

The special meeting will be held on Wednesday, March 5, 2014. First Federal shareholders of record at the close of business on Tuesday, December 31, 2013 will be entitled to notice of and to vote at the special meeting. In compliance with the shareholder notice requirements of the Arkansas Business Corporation Act and the bylaws of First Federal, First Federal will provide shareholders with a notice of meeting in the form attached hereto as Exhibit 99.1.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy securities or a solicitation of any vote or approval. First Federal has filed a registration statement on Form S-4 with the SEC to register the shares of First Federal common stock to be issued in the proposed merger with FNSC. The registration statement includes a joint proxy statement/prospectus that, upon effectiveness of the registration statement, will be provided to the shareholders of First Federal and FNSC at no expense to them. INVESTORS AND SHAREHOLDERS OF FIRST FEDERAL ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MATTERS TO BE VOTED ON AT THE FIRST FEDERAL SPECIAL MEETING, INCLUDING THE MERGER. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by First Federal at First Federal’s website at http://www.ffbh.com, Investor Relations, or by contacting John Adams, by telephone at (870) 741-7641.

Interests of Participants

First Federal and its directors and executive officers may be deemed to be participants in the solicitation of proxies from First Federal’s shareholders in connection with the proposed merger with FNSC and the other items to be voted on at the special meeting. Information regarding First Federal’s directors and executive officers is set forth in First Federal’s proxy statement for its 2013 annual meeting of shareholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which were filed with the SEC on April 26, 2013 and March 8, 2013, respectively. Additional information about First Federal’s directors and executive officers and other persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed merger and the other items to be voted on at the special meeting is contained in the joint proxy statement/prospectus filed with the SEC.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

Number	Description

99.1	Notice of Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FEDERAL BANCSHARES OF ARKANSAS, INC.

Date: December 23, 2013	By:	/s/ Christopher M. Wewers
	Name:	Christopher M. Wewers
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Number	Description

99.1	Notice of Meeting